Exhibit 10.1

AMENDMENT TO LICENSE AGREEMENTS

This Amendment to License Agreements (the “Amendment”) is made effective as of the date of the last signature below (the “Amendment Effective Date”) by and between ImmunoGen, Inc., a Massachusetts corporation (“ImmunoGen”), having its principal business office at 830 Winter Street, Waltham, Massachusetts 02451, and Genentech, Inc., a Delaware corporation (“Genentech”), having its principal business office at 1 DNA Way, South San Francisco, California 94080.  ImmunoGen and Genentech are herein sometimes referred to as a “Party” and collectively as the “Parties.”

WHEREAS, ImmunoGen and Genentech are parties to the following agreements: that certain License Agreement dated as of May 2, 2000, as amended May 3, 2006 (the “5/2/00 License Agreement”); that certain License Agreement dated as of April 27, 2005 (the “4/27/05 License Agreement”); that certain License Agreement dated as of July 22, 2005 (the “7/22/05 License Agreement”); that certain License Agreement dated as of December 12, 2005 (the “12/12/05 License Agreement”); and that certain License Agreement dated as of December 1, 2008 (the “12/1/08 License Agreement,” and together with the 5/2/00 License Agreement, the 4/27/05 License Agreement, the 7/22/05 License Agreement and the 12/12/05 License Agreement, the “Existing License Agreements”); and

WHEREAS, in connection with Genentech’s exercise of its rights under the Existing License Agreements, Genentech has requested that ImmunoGen supply, and subject to the terms and conditions set forth in this Amendment ImmunoGen is willing to supply, Genentech with [***] for permitted purposes under the Existing License Agreements; and

WHEREAS, the Parties have agreed to modify the terms of the licenses granted by each of Existing License Agreements, specifically by revising the definition of “Improvements;”

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree and covenant as follows.

1.                                      Definitions.  The definitions of “Improvements” in Section 1.27 of the 5/2/00 License Agreement, Section 1.26 of the 4/27/05 License Agreement, Section 1.29 of the 7/22/05 License Agreement, Section 1.29 of the 12/12/05 License Agreement and Section 1.26 of the 12/1/08 License Agreement are each deleted in their entirety and, in each case, replaced with the following:

“Improvement” means: (a) improvements to any MAY Compound, (b) improvements to methods of making any MAY Compound, (c) improvements to the conjugation process for making antibody-drug conjugates that include any MAY Compound (including, for example, reaction conditions or changes in process that create improvements in the yield of such conjugate), and (d) improvements to non-antibody compositions or methods useful for conjugating a MAY Compound to an antibody (i.e., [***]).  “Improvement” excludes any and all of the following items (“GNE Exclusions”): (x) any improvement that is specific to any antibody-drug conjugates that bind to an

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under

Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

antigen that is subject to an exclusive license from ImmunoGen under, or arising from the Heads of Agreement or is subject to an Exclusive Target Option under the Heads of Agreement during the period that such exclusive license or Exclusive Target Option remains in effect; (y) improvements to [***] or [***] that is or was [***]or [***] by [***], or [***] of [***] or [***], or [***]or [***]any of the foregoing; or (z) the [***]or [***]of any [***](i.e., the [***]or [***]of such [***] (e.g., the [***] of [***] or the [***] of [***] to [***]) and [***] the manner of [***]such [***]) that binds to an antigen that is subject to an exclusive license from ImmunoGen under, or arising from the Heads of Agreement or an antigen that is subject to an Exclusive Target Option under the Heads of Agreement during the period that such exclusive license or Exclusive Target Option remains in effect.  Notwithstanding the foregoing, “Improvements” shall include (and GNE Exclusions shall not include) any Improvements to the [***]or [***] of [***]covered by the Licensed Patent Rights, or the [***]of [***]or [***]such [***] to the extent such Improvements could be applied to [***] a [***] to an [***] or other [***].

2.                                      Governing Law.           Section 10.3 of each of the Existing License Agreements is hereby deleted in its entirety and replaced with the following:

10.3                        Governing Law.  This Agreement will be construed, interpreted and applied in accordance with the laws of the State of New York without regard to any choice of law principle that would dictate the application of the law of another jurisdiction.

3.                                      Miscellaneous.              This Amendment will be construed, interpreted and applied in accordance with the laws of the State of New York without regard to any choice of law principle that would dictate the application of the law of another jurisdiction.  Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the respective Existing License Agreements.  The Existing License Agreements remain in full force and effect, as amended by this Amendment.  References in the Existing License Agreements to “Agreement” mean those Existing License Agreements as amended by this Amendment.

[Signature page follows]

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under

Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties have caused this AMENDMENT TO LICENSE AGREEMENTS to be duly executed, effective as of the Amendment Effective Date, by their duly authorized officers.

IMMUNOGEN, INC.		GENENTECH, INC.

By:	/s/ Gregory Perry	By:	/s/ Ashraf Hanna

Name:	Gregory Perry	Name:	Ashraf Hanna

Title:	SVP, CFO	Title:	VP Alliance Mgmt

Date:	3/11/2009	Date:	March 10, 2009

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under

Rule 24b-2 of the Securities Exchange Act of 1934, as amended.